SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


       Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1998
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                                 OUT-TAKES, INC.
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             (Exact name of registrant as specified in its charter)



               Delaware                        0-21322                95-4363944
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            (State or other          (Commission           (IRS Employer
             jurisdiction of          File Number)      Identification No.)
                     incorporation)



             1419 Peerless Place, Suite 116, Los Angeles, CA  90035
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         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code  (310) 788-9440
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                                 Not Applicable
                                         -
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          (Former name or former address, if changed since last report)



                 Item  2.  Acquisition or Disposition of Assets
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     Effective  as  of October 26, 1998, Out-Takes, Inc., a Delaware corporation
(the "Company") has entered into an Asset Lease Agreement (the "Lease") with Colorvision International, Inc., a Florida corporation ("CVI"), pursuant to which CVI will lease certain assets of the Company described in the Lease and held at the Company's photographic studio located on Universal City Walk, Universal City, California and certain other locations (the "Leased Assets"). The Leased Assets constitute substantially all of the photographic business assets owned by the Company. Along with the lease of the Leased Assets, the Company assigned to CVI its interests in the Business Lease (the "Studio Lease"), dated as of November 13, 1992, between the Company and MCA Development Company, a division of MCA, Inc. (the "Landlord"), in which most of the Leased
Assets  are  used.    Although  CVI  has agreed to be responsible for all of the
Company's liabilities under the Lease, and has indemnified the Company against any liabilities arising under the Lease from the date of its assignment to CVI, the Company remains contingently liable for its obligations to the Landlord under the Studio Lease notwithstanding CVI's express assumption of those
liabilities.    The  Studio  Lease  expires  on  May  30,  2005.

     Under the Lease, CVI paid a deposit to the Company in the amount of Fifty Thousand Dollars ($50,000), and shall pay a monthly rental amount equal to seven percent of the gross revenues generated from the use of the Leased Assets, or the conduct of any other business, at the photographic studio covered by the Studio Lease. CVI has agreed to use its best efforts to operate its business at the photographic studio profitably, although there can be no assurance that profitable operations will result from CVI's use of the Leased Assets, and if none occur, then no monthly rental may be paid under the Lease. The Lease also included a license for CVI to use the trade name of the Company at such photographic studio.

     In addition to the assumption of the Company's obligations under the Studio Lease, the Lease provides for CVI to assume the Company's obligations under a number of license agreements between the Company and third-party licensees, primarily motion picture studios for the use of certain film images in its photographic business. These licenses contain certain use-based royalties, as well as minimum annual payment guarantees, which CVI has expressly assumed responsibility for, including in respect of certain past due payments owed by the Company to some of these third-party licensees.

     The entry by the Company into the Lease with CVI is intended by management of the Company to provide for the productive use of its photographic studio assets, while permitting management to focus on its plans for the Company, through its wholly-owned subsidiary Los Alamos Energy, LLC ("LAE"), to become an important independent power producer, and to benefit as a principal provider of electricity to consumers in California and elsewhere as deregulation of the electric utility markets is implemented. The Company acquired LAE in August, 1998

     (c)    Exhibit  Index.

     Exhibit 10.32 Asset Lease Agreement by and between Out-Takes, Inc. and Colorvision International, Inc., effective as of October 26, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


OUT-TAKES,  INC.

By:    /s/  James  C.  Harvey__________________
       ----------------------
James  C.  Harvey
President  and  acting  Chief  Financial  Officer
 (Principal  Financial  and  Accounting  Officer)\

3
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                              ASSET LEASE AGREEMENT

     This is an Asset Lease Agreement ("Agreement"), effective as of October ___, 1998, by and between Colorvision International, Inc., a Florida corporation, located at 8250 Exchange Drive, Suite 132, Orlando, Florida 32809 (hereinafter referred to as "Lessee") and Out-Takes, Inc., a Delaware corporation located at 1419 Peerless Place, Suite 116, Los Angeles, California 90035 (hereinafter referred to as "Lessor").

                                   BACKGROUND

     Lessor owns and operates the Out Takes photo store (the "Business") located at Universal Studios California City Walk (the "Location"). Lessee seeks to lease from Lessor, and Lessor seeks to lease to Lessee certain of the assets of the Business for use at the Location as set forth in this Agreement, subject to the terms and conditions set forth below. Accordingly, in consideration of the mutual covenants and agree-ments set forth below, the parties agree as follows:

                                      TERMS

1. LEASE OF ASSETS. The parties hereby agree that, at Closing (as defined below), Lessor shall lease the assets of the Business set forth on Schedule 1 to this Agreement (collectively the "Assets") provided, however, that within thirty
(30) days from the date of this Agreement they shall jointly prepare an item by item list of the Assets being leased hereunder, and the agreed-upon value thereof, which list will then be attached to this Agreement as a revised
Schedule 1. Lessor further agrees that the Assets shall be used only at the Location during the Lease Term, as hereafter defined. Upon the expiration of the Lease Term, or its earlier termination, all of the Assets shall be returned to Lessor hereunder in the same condition as they are being delivered to Lessee at the Closing, normal wear and tear excepted, and free and clear of any lien, charge, security interest, claim or other encumbrance. The Assets are being leased to Lessee on an "as is-where is" basis, and Lessor makes no representation or warranty to Lessee, express or implied, as to the condition of any Asset or suitability to the Business or the contemplated use thereof by Lessee.

     Throughout the entire Lease Term, Lessee hereby agrees with and covenants to Lessor that it shall not do any of the following, nor suffer or permit any of the following to occur to the extent the same shall be within its discretion or control, without having obtained the prior written consent of Lessor:

     (a) sell, lease, sublease, exchange, transfer or otherwise dispose of any of the Assets;

     (b) subject any of the Assets to any lien, security interest or encumbrance;

     (c) take any action which would materially destroy, injure, alter or modify any Asset, or the right of Lessor to use any Asset, or which would render defective or otherwise encumber good and marketable title to any such Asset, to the extent such title exists in respect of such Asset at the Closing.


2. ASSIGNMENT OF LEASE. At Closing (as defined below), Lessor shall assign and transfer to Lessee all of its right, title and interest in and to that certain Business Lease executed as of November 13, 1992 ("Lease") between Lessor and MCA Development Company, a division of MCA Inc. ("Landlord") pursuant to an Assignment of Lease substantially in the form attached to this Agreement as Exhibit "A" ("Assignment"), which Assignment requires the written consent of the Landlord.

3. LEASE PRICE. The rental price for the Assets (the "Lease Price") shall be a monthly amount equal to seven percent (7%) of the gross revenues (less applicable sales taxes due on goods sold at the Location) ("Gross Revenues") derived by Lessee from the Business, or any other business conducted or engaged in by Lessee at the Location during each month, or portion thereof, that Lessee shall be in possession of the Assets, for the duration of the Lease, as currently extended through May 30, 2005 (the "Lease Term"). In the event Lessee ceases to conduct any business at the Location: (i) for reasons of bankruptcy or insolvency, (ii) acts of God, emergencies, strikes or other causes out of Lessee's control; (iii) any loss of the right of Lessor to lease the Assets to Lessee prior to the conclusion of the Lease Term; or (iv) any termination of Lease by Landlord if through no fault of the Lessee, then no further payments shall be due Lessor hereunder from the date Lessee ceases to operate at the Location until Lessee resumes business at the Location, if such a resumption of business occurs. Lessee acknowledges to Lessor by its execution of this Agreement that it intends in good faith to operate at the Location profitably in accordance with the Lease, and shall use its best efforts throughout the Lease term to do so, and Lessor acknowledges to Lessee that it understands such profitable operation cannot be guaranteed.

4. PAYMENT OF LEASE PRICE. Subject to the terms of this Agreement and in reliance on the representations and warranties of Lessor set forth below, Lessee shall lease, at Closing, the Assets and, in full consideration therefor, shall:

     (a)          pay  $50,000.00 as a deposit ("Deposit") to Lessor at Closing.
Lessee shall have the option of making the payment by cashier's check or bank wire. Lessor shall provide bank wire instructions to Lessee if requested by Lessee; and

     (b) pay the entire amount of the Lease Price due and payable to Lessor (together with the applicable amount of any taxes as may be required in connection with payments of the Lease Price) on or before the fifteenth day of the month following each month of the Lease Term; provided, however, that Lessee may deduct up to $4,166.67 each month from any sum otherwise payable to Lessee pursuant to this subsection 4(b) until the entire amount of the Deposit has been repaid to Lessee; further provided that the amount of any security deposits shown on Schedule 2 to this Agreement which are transferred to, or credited to the account of, Lessee by the holders of such deposits shall be deemed repayments of the Deposit to Lessee and shall thereby reduce, by a corresponding amount, any deductions from the Gross Revenues otherwise payable to Lessor which Lessee may make pursuant to this Subsection 4(b).


5. LICENSE TO USE TRADE NAME. In further consideration of the payment of the Lease Price to Lessor as set forth above, the Lessor hereby grants to Lessee a license (the "License") to use the trade name "Out-Takes" (the "Trade Name") only in connection with the Business at the Location and for so long as Lessee operates the Business at the Location. Lessee shall have no right to use the Trade Name in connection with any other present or future operations of Lessee. Lessee recognizes and acknowledges Lessor's ownership of and prior rights in the Trade Name and shall not take any action inconsistent with Lessor's ownership of and prior rights in the Trade Name or which would otherwise destroy or impair Lessor's interest in such rights.

     Notwithstanding any other provisions contained in this Agreement concerning the rights of Lessor to indemnification hereunder, and without limiting or excluding any of such rights, Lessee hereby expressly agrees with Lessor that in the event Lessor shall be named in any lawsuit or other proceeding solely by virtue of Lessee's use of the Trade Name hereunder (and not in connection with any actual liability or specific claim against Lessor in such lawsuit or proceeding), then Lessee shall provide to the Lessor directly, and promptly upon its request therefor, the full amount of any fees or expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Lessor in having itself dismissed from any such action.

     The license to use the Trade Name granted hereunder shall be co-terminous with the Lease Term or such shorter period as Lessee shall actually operate the Business at the Location. Lessor agrees that, for so long as this Agreement shall be in effect, it shall not take any action, or omit to take any action which would have the effect of impairing any of Lessor's rights in the Trade Name, or the value thereof to Lessor. Lessor covenants that it shall not enter into any agreement, arrangement or undertaking, the effect of which would be to result in the transfer, assignment, mortgage, hypothecation, dilution or extinguishment of the Trade Name or any rights of Lessor therein.

6. CLOSING. The closing of the transaction contemplated by this Agreement (the "Closing") shall take place in Los Angeles, California on October ___, 1998, or such other date and/or place as the parties mutually agree in writing (the "Closing Date").

7.          DELIVERIES  BY  LESSOR.  At Closing, Lessor shall deliver to Lessee:

     (a)          an  originally  executed  copy  of  this  Agreement;

     (b)          the  Assignment,  duly  executed  by  Lessor;

     (c) a certificate of actions by Board of Directors of Lessor authorizing the transaction contemplated by this Agreement to be undertaken by Lessor.


8. DELIVERIES BY LESSEE. At Closing, Lessee shall deliver to Lessor (1) an originally executed copy of this Agreement; (2) the Deposit in accordance with subsection 4(a) hereof; (3) the Assignment, duly executed by Lessee; and (4) a certificate of action by the Board of Directors of Lessee authorizing the transactions contemplated by the Agreement to be undertaken by Lessee.

9. LIABILITIES OF LESSOR. Except with respect to the Assignment and except as provided in Schedule 3 to this Agreement, Lessee will not assume any trade and accounts payable that are, or have become due for payment as of the Closing date or any other liabilities not incurred by Lessor in the ordinary course of business through the Closing Date. Without limiting the generality of the foregoing, Lessee will not assume intercompany liabilities, payables or obligations  of  Lessor,  nor  will  it  assume  any  of Lessor's liabilities or obligations arising out of employment agreements between Lessor and any of Lessor's employees or Lessor's liabilities or obligations relating to the negotiation and/or closing of the transaction contemplated herein including, but not limited to, any broker commission payable in connection with the transaction. Lessee shall be solely and exclusively liable for, and Lessor expressly does not agree to assume any of the obligations created or liabilities imposed upon Lessee by virtue of its use of the Assets after the Closing. Lessee further covenants to and agrees with Lessor that in the use of the Assets as contemplated herein, it shall not disturb any agreement to which such Assets are subject nor by which they are bound, nor create, nor suffer or permitted to be created or imposed, any lien, charge or other liability to, upon or for the account of, Lessor.

10.          INDEMNIFICATION.

     (a) Except as otherwise contemplated herein, Lessor shall indemnify and hold Lessee harmless from, against, and in respect of the following:

          (i) any and all liabilities, obligations, debts, contracts or other commitments of Lessor of any kind, known or unknown, whether fixed or contingent, and whether arising in contract, in tort, or otherwise from the operation of the Business at the Location prior to Closing including, but not limited to, any liability of Lessor for sales and use taxes;

          (ii) any damage or deficiency resulting from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to Lessee by Lessor pursuant to this Agreement;

          (iii) any and all losses, liabilities, claims, damages and expenses, including court costs and reasonable attorney's fees, arising out of any claim for brokerage or other commissions relative to this Agreement or the transactions contemplated hereby insofar as any such claim arises by reason of services alleged to have been rendered to or at the instance of Lessor;


          (iv)          any  material  breach  by  Lessor of this Agreement; and

(v) all actions, suits, proceedings, claims, demands, assessments, judgments, legal fees, costs and expenses incident to any of the foregoing or arising out of any act or omission of Lessor in the conduct of the Business before the Closing.

     (b) Lessee shall indemnify and hold Lessor harmless from, against, and in respect of the following:

          (i) any and all liabilities, obligations, debts, contracts or other commitments of Lessee of any kind, known or unknown, whether fixed or contingent, and whether arising in contract, in tort, or otherwise from the operation of the Business (or any other business or activity conducted) at the Location after the Closing including, but not limited to, any liability of Lessee for sales and use taxes and any use of the Trade Name at any location by Lessee in breach of Section 5 hereof; and

          (ii)          any  material  breach  by  Lessee  of  this  Agreement.

          (iii) any liability or obligation arising out of the inclusion in the list of Assets of the license agreements set forth on Schedule 1 hereto, including without limitation for the failure of Lessor to obtain the consent of any licensor thereunder prior to leasing such licenses to Lessee, or any liability or obligation which may be agreed upon between Lessee and any of such licensors subsequent to the date of the Closing.


     (c) Each party agrees to give notice to the other party of the assertion of any claim or demand or the institution of any action, suit, or proceeding in respect of which indemnification may be claimed hereunder and the party receiving such notice shall have the right to undertake the defense or settlement of such action, suit or proceeding ("Litigation") at it's own expense. If the party receiving such notice does not undertake (or, within ten
(10)  days  thereafter,  express  its  intention to so undertake) the defense or settlement of the Litigation, the party giving such notice may control the defense or settlement of the Litigation, provided, that if at any time during
                                            --------
the pendency of such Litigation it shall be deemed in good faith by either party, or its respective counsel, that the interests of the respective parties in respect of such Litigation are or may become adverse, or otherwise conflict in any material way, then each party shall be entitled to separate counsel thereafter, and, provided, further, that in no event shall either party be
                   --------   -------
entitled to make any offer or agreement of settlement in respect of any such Litigation which is or will or could become binding upon the other party hereto, without having obtained such other party's prior written consent to be bound thereby. In the event Lessee is controlling the defense or settlement of Litigation pursuant to this Subsection 10(c), and provided that Lessor is not entitled to indemnification in respect of such Litigation pursuant to Section 10(b) above, Lessor hereby authorizes Lessee to deduct the costs of such defense or settlement from any sums due Lessor pursuant to subsection 4(b) hereof. In the event such costs exceed any sums due Lessor pursuant to subsection 4(b) hereof, Lessor shall remit the amount of such costs directly to Lessee.

(d) Notwithstanding anything else contained in this Section 10, Lessee shall promptly notify Lessor in the manner set forth in Section 16(d) below in the event it becomes aware of any threatened or pending litigation involving or relating to the Business, any other business or activity conducted at the Location, the Assets (or any part thereof) or the Lease.

11. REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor represents and warrants to Lessee as follows:

     (a)     Organization and Standing.  Lessor is a corporation organized under
             -------------------------
the  laws  of  the  State  of  Delaware  and  its  status  is  active.

     (b)      Power and Authority.  Lessor has the requisite corporate authority
              -------------------
to enter into this Agreement and to incur and perform its obligations under this Agreement. Lessor has all necessary corporate power to own, lease, hold, and operate all of its properties and assets and to carry on the Business as it is now being conducted. The execution, delivery and performance by Lessor of this Agreement has been authorized by all necessary corporate action. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding agreement of Lessor, enforceable against Lessor in accordance with its terms, subject only to applicable bankruptcy, moratorium and similar laws.


     (c)          Title to Assets.  Except for any licenses listed on Schedule 7
                  ---------------
hereto with respect to which Lessor makes no representation or warranty as to title, quality or validity thereof, Lessor has good and marketable title to all of the Assets, free and clear from all liens, encumbrances, security interests or claims of any kind or nature, other than liens incurred in the ordinary course of the Business for trade or in connection with the purchase of assets, or for services rendered to Lessor by materialmen or other similar persons, or for taxes not yet due and payable, or which otherwise do not have a material adverse impact upon the financial condition of the Business. With respect to any security interests by a third party in the Assets, Lessor shall deliver to Lessee at closing (or as soon thereafter as Lessor may become aware thereof) a copy of a duly filed UCC Form 3 terminating the security interest of any third party in the Assets.

     (d)     Approvals and Consents.  The execution, delivery and performance of
             ----------------------
this Agreement (and the transactions contemplated by this Agreement) do not and will not: (i) contravene any provision of the articles of incorporation or bylaws of Lessor; (ii) result in a material breach of, constitute a material default under, result in the modification or cancellation of, or give rise to any right of termination, modification or acceleration in respect of any indenture, loan agreement, mortgage, lease or any other contract, or agreement to which Lessor or any of the Assets are bound (other than in respect of the Lease); (iii) other than as may apply to Lessee, result in the creation of any security interest, pledge, lien, charge, claim, option, right to acquire, encumbrance, restriction on transfer, or adverse claim of any nature whatsoever upon any of the Assets; (iv) violate any writ, order, injunction or decree of any court or any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, which violation or default in any such case would have a material adverse effect on the Business; (v) require approval of the shareholders of Lessor; or (vi) require any authorization, consent or approval of, or filing with or notice to, any governmental or judicial body or agency, or any other entity or person, including, without limitation, any filing with the Securities and Exchange Commission ("SEC") other than any obligation Lessor may have to file a Form 8-K as contemplated by Section 15 of this Agreement.

     (d)      Litigation.  There are no actions or suits at law or in equity now
              ----------
pending or, to the actual knowledge of Lessor, threatened which could have a material adverse effect on the Business or any of the Assets, or the ability of Lessor to consummate the transactions contemplated by this Agreement.

     (e)          Collective  Bargaining  Agreements.    There are no collective
                  ----------------------------------
bargaining agreements to which Lessor is a party or by which Lessor is bound, and there is no pending or threatened labor dispute, labor union organizing attempt, strike, or work stoppage affecting either Lessor or the Business.


     (f)     Benefit Plans.  There are no benefit plans applicable to any of the
             -------------
employees of the Business that are currently in effect or which, with respect to the Business, Lessor has committed to implement prior to the Closing, except as shown on Schedule 4 to this Agreement.

     (g)          Contracts.    Schedule  5 to this Agreement lists all material
                  ---------
contracts (including contracts with consultants), leases (where Lessor is lessor or lessee) except the Lease, licenses, agreements, and undertakings of Lessor to which it is or at the Closing Date will be a party and bound, or to which any of its properties or Assets are or will be subject, and, if written, Lessor shall have supplied Lessee with copies of such documents. Except as shown on Schedule 6 to this Agreement, each such contract, undertaking or other commitment listed in Schedule 5 is, and upon the Closing will be (except as completed or expired by its terms), valid and enforce-able in accordance with its terms, and no party is in default under any material provision thereof.

     (h)          Trade  Name.    Lessor  has adopted and uses the Trade Name in
                  -----------
connection with the Business. Lessor has not been notified that Lessor's use of the trade name or logo infringes the rights of a third party. No proceedings have been or will at the Closing Date have been instituted or threatened which assert infringement of rights of any third party against Lessor pursuant to its use of the Trade Name.

     (i)         Compliance with Laws.  As of the date of this Agreement, to the
                 --------------------
actual knowledge of Lessor, (i) there is no violation of any applicable laws, regulations or orders relating to the conduct of the Business, and (ii) there is no use of the Assets by Lessor in the Business which violates any applicable laws, codes, ordinances and regulations, whether federal, state or local, which, in either case, would have a material adverse effect on the Business.

     (j)         Conditions Affecting the Business.  Other than as applicable to
                 ---------------------------------
Gerry Wersh, who is deemed to be essential to the technical aspects of the Business as currently being conducted, Lessor is not aware of any extraordinary or unusual conditions in existence on the date hereof with respect to the markets, services, facili-ties, personnel, or supplies of Lessor that is not public information or known generally in Lessor's industry or which has not been disclosed in writing to Lessee and which Lessor believes will result in a material and adverse effect on the Business not experienced by others in similar businesses.

     (k)     No Misrepresentations.  None of the representa-tions and warranties
             ---------------------
of Lessor set forth in this Agreement or in the attached exhibits and schedules nor any information or statements contained in the lists or documents provided or to be provided by Lessor to Lessee, notwithstanding any investigation thereof by Lessee, contains or will contain any untrue statement of a material fact, or omits or will omit the statement of any material fact necessary to render the same not misleading.


     (l)       Conveyance Not Fraudulent.  Lessor is not making the transactions
               -------------------------
contemplated by this Agreement with the intent to hinder, delay, or defraud either its present or future creditors.

     (m)      Discontinuance of Business.  Upon consummation of the transactions
              --------------------------
contemplated hereby, Lessor will discontinue its operation of the Business, but not of any other business owned or operated by Lessor.

12. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants to Lessor as follows:

     (a)       Organization and Standing.  Lessee is a corporation organized and
               -------------------------
existing  under  the  laws  of  the  State  of Florida and its status is active.

     (b)      Power and Authority.  Lessee has the requisite corporate authority
              -------------------
to enter into this Agreement and to incur and perform its obligations under this Agreement. Lessee has all necessary corporate power to own, lease, hold, and operate the Assets and carry on the Business as it is now being conducted. The execution, delivery, and performance by Lessee of this Agreement has been authorized by all necessary corporate action. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding agreement of Lessee, enforceable against Lessee in accordance with its terms, subject only to applicable bankruptcy, moratorium, and similar laws.

     (c)     Approvals and Consents.  The execution, delivery and performance of
             ----------------------
this Agreement (and the transactions contemplated by this Agreement) do not and will not: (i) contravene any provision of the articles of incorporation or bylaws of Lessee; (ii) result in a breach of, constitute a default under, result in the modification or cancellation of, or give rise to any right of termination, modification, or acceleration in respect of any indenture, loan agreement, mortgage, lease or any other contract, or agreement to which Lessee is bound; (iii) require any authorization, consent or approval of, or filing with or notice to, any governmental or judicial body or agency, or any other entity or person.

     (d)      No Misrepresentations.  None of the representations and warranties
              ---------------------
of Lessee set forth in this Agreement or in the attached exhibits and schedules, nor any information or statements included in the lists or documents to be provided by Lessee to Lessor, notwithstanding any investigation thereof by Lessor, contains or will contain any untrue statement of a material fact, or omits or will omit the statement of any material fact necessary to render the same not misleading.

(e)     Brokers' Fees.  Lessee has no liability or obligation to pay any fees or
---     -------------
commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

13.
SURVIVAL OF PROVISIONS. All representations, warranties, agreements, covenants, assignments and licenses made or granted herein by Lessor or Lessee in connection with the transactions contemplated by or set forth in this Agreement or contained in any certificate, schedule, exhibit, or other document delivered pursuant to this Agreement shall survive the Closing.

14. DISCLOSURE AND NON-INTERFERENCE. The parties agree not to make any independent press releases or to disclose the terms of this Agreement except to their attorneys and other necessary parties. The parties further agree to prepare and issue a mutually agreeable press release upon Closing of this transac-tion, provided that Lessee understands that Lessor may be obligated to file with the SEC on Form 8-K within five days following the Closing. Further, the parties agree not to interfere in each other's businesses, nor to make any statements which would adversely impact the other's business interests.

15. RELATIONSHIP CREATED; INDEPENDENT CONTRACTOR. No provision of this Agreement is intended to make Lessee an employee or agent of Lessor for any purpose whatsoever, nor shall the execution of this Agreement be deemed to create any partnership, joint venture or other form of business association between the parties other than that of independent contractors. Lessor acknowledges that it shall not have the right to require Lessee to make any specific amount or number of sales, to attend sales meetings, to conform to any fixed or minimum number of hours devoted to selling effort, to follow prescribed itineraries, or do anything else which would jeopardize the relationship being created between the parties. Notwithstanding the foregoing, Lessor shall have the right to request Lessee to, and Lessee shall, provide Lessor with such reports or information regarding the Assets as Lessor may reasonably request from time to time during the Lease Term.

16.          GENERAL  PROVISIONS.

     (a)          Further Assurances.  The parties agree that, from time to time
                  ------------------
hereafter and upon request, each of them will execute, acknowledge and deliver such other instruments as may be reasonably required to carry out the terms and conditions of this Agreement.

     (b)       Benefit and Assignment.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns. The rights of Lessee hereunder may not be assigned without the prior written consent of Lessor which shall not unreasonably be withheld. The rights of Lessor hereunder may be assigned, provided that any such assignment shall in no way relieve Lessor of its obligations and responsibilities to Lessee under this Agreement.

     (c)          Governing Law; Venue.  This Agreement shall be governed by and
                  --------------------
construed in accordance with the laws of the State of California, excluding those laws of California relating to conflicts of laws of different jurisdictions. The parties hereby expressly submit to the jurisdiction of any court of competent jurisdiction sitting in and for the County of Los Angeles, State of California.



(d)          Notices.    All notices, requests, demands and other communications
             -------
hereunder shall be in writing, and shall be deemed to have been duly given if delivered by overnight delivery service or hand delivered, addressed as follows:

          If  to  Lessor:

               Out-Takes,  Inc.
               1419  Peerless  Place,  Suite  116
               Los  Angeles,  California    90035

          With  a  copy  (which  shall  not  constitute  notice)  to:

               Feldhake,  August  &  Roquemore
               600  Anton  Boulevard,  Suite  1730
               Costa  Mesa,  California  92626
               Attention:    Kenneth  S.  August,  Esquire

          If  to  Lessee:

               Colorvision  International,  Inc.
               8250  Exchange  Drive,  Suite  132
               Orlando,  Florida  32809

          With  a  copy  (which  shall  not  constitute  notice)  to:

               Holland  &  Knight  LLP
               Post  Office  Box  1526
               Orlando,  Florida    32802
               Attention:    John  R.  Dierking,  Esquire

     (e)        Expenses.  Any expenses in connection with this Agreement or the
                --------
transactions contemplated herein shall be paid for by the party incurring such expenses following the Closing. Lessee shall not assume any obligations of Lessor, nor Lessor assume any obligations of Lessee, in connection with any such expenses.

     (f)       Sales and Other Taxes.  Any sales and other applicable taxes with
               ---------------------
respect to the lease of the Assets hereunder shall be borne by Lessee, and shall be paid by Lessee as and when such taxes become due consistent with the lease of the Assets set forth on Schedule 1 attached hereto.

     (g)          Headings.    All  paragraph  headings  herein are inserted for
                  --------
convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement.


     (h)        Counterparts; Faxes. This Agreement may be signed in one or more
                -------------------
counterparts, each of which shall be considered an original copy but all of which together shall be deemed to be but one and the same instrument. Wherever in this Agreement an original signature shall be required, a facsimile of an original signature shall be deemed an original signature for all purposes.

     (i)         Schedules and Exhibits.  The schedules and exhibits attached to
                 ----------------------
this Agreement are hereby incorporated herein as an integral part hereof as fully as if they had been written into the body of this Agreement in their entirety.

     (j)          Amendment,  Modification  and  Waiver.   This Agreement may be
                  -------------------------------------
modified, amended and supplemented only by the mutual written agreement of both of the parties hereto. Each party may waive in writing any condition intended to be for its benefit.

     (k)       Validity.  The invalidity or unenforceability of any provision or
               --------
provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect, nor shall the invalidity or unenforceability of a portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision.

     (l)        Entire Agreement.  This Agreement and the Schedules and Exhibits
                ----------------
delivered herewith represent the entire Agreement of the parties and supersede all prior negotiations and discussions by and among the parties hereto with respect to the subject matter hereof. No provision or document of any kind shall be included in or form a part of this Agreement unless in writing and delivered to the other party by the party to be charged. This agreement supersedes and replaces the Letter which shall terminate upon the execution of this Agreement by the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year set forth above.


LESSOR:

OUT-TAKES,  INC.                                                  ATTEST:

By:                                           By:     __________________________
     James  C.  Harvey                                           James C. Harvey
     President                                                         Secretary

LESSEE:

COLORVISION  INTERNATIONAL,  INC.                    ATTEST:




By:          _____________________________                    By:
__________________________
     President                                                         Secretary



                                       -3-
     EXHIBIT  "A"

         ASSIGNMENT, ASSUMPTION OF LEASE AND LANDLORD CONSENT AGREEMENT

     THIS AGREEMENT is made and entered into as of this ___ day of October, 1998 by and between Out-Takes, Inc. ("Assignor"), Colorvision International, Inc. ("Assignee") and Universal CityWalk Hollywood, a Unit of Universal Studios, Inc., as successor in interest to MCA Development, a division of MCA Inc. ("Landlord").

                                 R E C I T A L S

     A. Landlord and Assignor, as Tenant, entered into that certain written Lease dated as of November 12, 1992 (" 1992 Lease") pursuant to which Landlord leased to Assignor certain premises located in Universal City, California as described in such 1992 Lease (the "Premises"), which was subsequently amended by that certain First Amendment to Lease dated March, 1993. The 1992 Lease and the First Amendment to Lease are collectively referred to herein as the "Lease".

     B. Simultaneously as of November 13, 1992 Guarantor executed and delivered a Guarantee of Lease (the "Guarantee") with respect to Assignor's obligations under the 1992 Lease, which Guarantee remains in full force and effect.

     C. Effective as of the date first written above, Assignor wishes to assign and Assignee wishes to accept such assignment and assume all of Assignor's rights and obligations under the Lease.

     NOW, THEREFORE, in consideration of the above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Assignor hereby assigns, conveys and transfers all of its right, title and
interest  in  the            Lease, a copy of which is attached and incorporated
herein  by  reference.

     2. Assignee hereby assumes, agrees to be bound by and undertakes to perform each and every one of the terms, covenants and conditions contained in the Lease. The Assignee further assumes all obligations and liabilities of the Assignor under the Lease in all respects as if Assignee were the original party to the Lease.

3. Assignee shall be liable for all amounts due under the Lease on or after the date hereof. In the event of a default under the Lease, Lessor shall have the right to proceed directly and immediately against the Assignee without first proceeding against the property and such proceeding is not deemed to be an irrevocable election of remedies.


4. Subject to the terms and conditions herein, Lessor consents to the assignment of the Lease from Assignor to Assignee. Assignor acknowledges that this consent by Lessor is given without releasing Assignor from its obligations under the Lease. This consent by Lessor shall not be deemed to be or construed as a consent to any subsequent assignment of the Lease.

5. Assignee and Lessor agree that Assignee shall replace Robert Shelton as Guarantor under said Lease, and shall assume all obligations of Guarantor consistent with the terms of the Lease.

 6. Assignee shall deposit with Lessor a Security Deposit of two months Minimum Rent (as defined in the Lease) in the amount of Twenty Thousand Seven Hundred Forty Five Dollars and Seventy Cents ($20,745.70). Landlord hereby agrees that, notwithstanding the foregoing, Assignor shall transfer its Security Deposit currently held by Landlord in the amount of Eighteen Thousand Seven Hundred Twenty Two Thousand Dollars Sixty Six Cents ($18,722.66), less any amounts owed to Landlord prior to the Effective Date, to Assignee's Security Deposit account, and Assignee shall remit to Landlord on or before the Effective Date any balance remaining in order to satisfy the Security Deposit requirement of Assignee.

7. Assignor represents, warrants and agrees that all furniture, fixtures and equipment which are the property of Assignor (including but not limited to property which Assignor leases to Assignee as part of the assignment transaction) and used in the Premises will be owned by Assignor, free and clear of any lien or encumbrance, and further that in the event of a default by Assignee which results in the loss of the right of Assignee to occupy the Premises and the re-entry by Assignor, all of Assignor's furniture, fixtures and equipment located in the Premises will be left in the Premises for Assignor's use without compensation until the obligations of Assignor to Landlord under the Lease have been satisfied.

8. Except as modified hereby, all terms and conditions of the Lease shall remain in full force and effect.


     9. All of the terms and provisions of this Agreement shall be binding and shall insure to the benefit of the parties, their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the date first written above.

ASSIGNOR:          OUT-TAKES,  INC.



By    ________________________________
Name:  ______________________________
Title:  _______________________________





ASSIGNEE:    Colorvision  International,  Inc.


By:    ________________________________
Name:  ______________________________
Title:  _______________________________



LANDLORD: Universal CityWalk Hollywood, a Unit of Universal Studios, Inc.



By:___________________________________
      Larry  Kurzweil
      Senior  Vice  President  &  General  Manager




                                       -2-
     SCHEDULE  1

     ASSETS  OF  BUSINESS


1. All items remaining in the Out Takes store at Universal City Walk as of October ___ , 1998, excluding the Sticker Machine belonging to paradise Creations.

2. All items remaining in the Panorama City storage facility including equipment previously used by Lessor in operating its Irvine, California location.

3.          The  licenses  listed  on  Schedule  7  hereof.

     [The parties shall prepare a definitive list of the above-referenced Assets being leased hereunder within thirty (30) days from the date of this Agreement in accordance with the provisions of Section 1 hereof.]

















                                       -3-

     SCHEDULE  2

     SECURITY  DEPOSITS


          City  Walk  premises  deposit                              $18,722.66
          Board  of  Equalization  deposit                            $ 1,000.00
          City  Walk  electricity  deposit                           $    700.00





4
4


     SCHEDULE  3

     LIABILITIES  OF  LESSOR  TO  BE  ASSUMED  BY  LESSEE



Lessee assumes all liabilities in connection with royalties on the below named contracts, as of October ___, 1998. Lessee will assume financial responsibility and liability for any and all existing or future guarantees or other commitments in respect of the below named contracts:

 1.          MTV  Networks
 2.          King  Features
 3.          Stan  Gorman
 4.          Young  Kwon
 5.          Simon  Kornblit
 6.          Gerry  Wersh/Watkins
 7.          20th  Century  Fox
 8.          Curtis  Archives
 9.          CMC
10.          Universal  Studios
11.          Tony  Stone  Images
12.          Paramount
13.          JP  Morgan
14.          Queen  B
15.          Saban
16.          Baywatch
17.          Warner  Brothers





     5
     5


     SCHEDULE  4

     BENEFIT  PLANS  OF  LESSOR


1.          Group  health  insurance  plan  in  effect  as of September 30, 1998



     6
     6


     SCHEDULE  5

     SCHEDULE  OF  CONTRACTS


1.          License  Agreements  listed  on  Schedule  3


     7
     7


     SCHEDULE  6

     CONTRACT  DEFAULTS


License  agreements  with:

1.          JP  Morgan
2.          20th  Century  Fox
3.          Curtis  Archives
4.          CMC
4.          Universal  Studios
6.          Warner  Brothers



     11
     11


     SCHEDULE  7

     LICENSE  AGREEMENTS


 1.          MTV  Networks
 2.          King  Features
 3.          Stan  Gorman
 4.          Young  Kwon
 5.          Simon  Kornblit
 6.          Gerry  Wersh/Watkins
 7.          20th  Century  Fox
 8.          Curtis  Archives
 9.          CMC
10.          Universal  Studios
11.          Tony  Stone  Images
12.          Paramount
13.          JP  Morgan
14.          Queen  B
15.          Saban
16.          Baywatch
17.          Warner  Brothers



                                 OUT TAKES, INC.


                                 WRITTEN CONSENT
                                      of the
                                  SOLE DIRECTOR


                                October 26, 1998


This  Written  Consent  of  the  Sole  Director  of  Out Takes, Inc., a Delaware
Corporation (the "Corporation") is made as of the date set forth above in accordance with the Bylaws of the Corporation. The Sole Director hereby consents, pursuant to the provisions of Section 141(f) of the Delaware Corporations Code, to the adoption of the following Resolutions, effective as of 5:00 p.m. on October 26, 1998, which are to be filed with the Minutes of the Board of Directors:


WHEREAS, it is in the best interests of the Corporation to lease to others certain of its assets; and

WHEREAS, it is in the best interests of the Corporation to divest itself of certain of its liabilities:

RESOLVED, that the Corporation enter into an Asset Lease Agreement with Colorvision International, Inc.

     FURTHER RESOLVED, that all of the actions taken by the executive officers of the Corporation since the last meeting of the Board of Directors are hereby specifically authorized, ratified and approved by the Sole Director.



APPROVED:



____________________
James  C.  Harvey
Sole  Director